UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 20, 2026, Paul D. Ballew retired as a member of the Board of Directors (the “Board”) of Hyatt Hotels Corporation (the “Company”) and all other positions he held as a member of any committee of the Board. Mr. Ballew’s retirement was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. As previously disclosed, Thomas J. Pritzker did not stand for re-election at the Company’s Annual Meeting held on May 20, 2026. On May 21, 2026, the Board decreased the size of the Board from twelve to ten members.

On March 27, 2026, the Company filed a Current Report on Form 8-K under Item 5.02 disclosing that Gianni Marostica was appointed to the Board, effective March 27, 2026. At the time of that filing, Mr. Marostica’s committee appointments had not yet been determined by the Board. On May 21, 2026, the Board appointed Mr. Marostica to the Audit Committee of the Board, effective May 21, 2026.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 20, 2026. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.	The Company’s stockholders elected each of the following Class II directors to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Gianni Marostica	544,479,544	100,306	1,441,354
Heidi O’Neill	543,282,927	1,296,923	1,441,354
Richard C. Tuttle	528,192,732	16,387,118	1,441,354

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2026 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
545,128,817	877,697	14,690	0

3.	The Company’s stockholders did not approve the stockholder proposal requesting the issuance of a report analyzing whether the Company could disclose its overall plastics use by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,384,302	541,909,225	286,323	1,441,354

4.	The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
541,786,817	2,752,233	40,800	1,441,354

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: May 22, 2026	By:	/s/ Margaret C. Egan
		Name:	Margaret C. Egan
		Title:	Executive Vice President, General Counsel and Secretary